UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Smith Street	Houston,	TX	77002
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (832) 854-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The 2026 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 27, 2026.
(b) Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected as a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
Wanda M. Austin	1,399,685,005	98.8%	17,578,001	2,396,516	281,811,391
John B. Frank	1,362,260,278	96.1%	54,867,996	2,531,248	281,811,391
Enrique Hernandez, Jr.	1,344,578,915	94.9%	72,523,736	2,556,871	281,811,391
John B. Hess	1,407,712,967	99.3%	9,501,328	2,445,227	281,811,391
Marillyn A. Hewson	1,405,207,049	99.1%	12,104,727	2,347,746	281,811,391
Thomas W. Horton	1,397,249,196	98.6%	19,857,750	2,552,576	281,811,391
Jon M. Huntsman Jr.	1,309,759,666	92.4%	107,435,164	2,464,692	281,811,391
Dambisa F. Moyo	1,386,510,772	97.8%	30,578,038	2,570,712	281,811,391
Debra Reed-Klages	1,388,265,700	98.0%	28,987,944	2,405,878	281,811,391
D. James Umpleby III	1,402,983,803	99.0%	14,031,552	2,644,167	281,811,391
Cynthia J. Warner	1,390,099,196	98.1%	27,103,632	2,456,694	281,811,391
Michael K. Wirth	1,379,322,317	97.3%	37,861,146	2,476,059	281,811,391

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2026 was approved based upon the following votes:
Votes For	1,634,506,920	96.25%
Votes Against	63,632,611	3.75%
Abstentions	3,331,382
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,370,288,108	97.0%
Votes Against	42,907,510	3.0%
Abstentions	6,463,904
Broker Non-Votes	281,811,391

(4)	The stockholder proposal regarding an independent chair was not approved based upon the following votes:
Votes For	203,629,621	14.5%
Votes Against	1,202,445,396	85.5%
Abstentions	13,584,505
Broker Non-Votes	281,811,391

(5)	The stockholder proposal to publish a report on indigenous peoples’ rights was not approved based upon the following votes:
Votes For	125,818,083	9.0%
Votes Against	1,276,887,604	91.0%
Abstentions	16,953,835
Broker Non-Votes	281,811,391

(6)	The stockholder proposal to commission a third-party report on human rights processes was not approved based upon the following votes:
Votes For	124,228,704	8.9%
Votes Against	1,277,523,292	91.1%
Abstentions	17,907,526
Broker Non-Votes	281,811,391

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 29, 2026

CHEVRON CORPORATION
By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary and Senior Counsel